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                               TIME HORIZON FUNDS
                                (THE "COMPANY")

                            Time Horizon Portfolio 1
                            Time Horizon Portfolio 2
                            Time Horizon Portfolio 3

             (collectively, the "Funds" and individually, a "Fund")

                        SUPPLEMENT DATED MARCH 19, 1996
                      TO PROSPECTUS DATED FEBRUARY 5, 1996

     1. The sales load structure with respect to each Fund is amended as follows:

     There is no front-end sales load on combined purchases of Class A shares of the Company of $1,000,000 or more ("Large Purchase Exemption"). Class A shares purchased under the Large Purchase Exemption are subject to a contingent-deferred sales charge of 1.00% and 0.50%, respectively, on redemptions within one and two years after purchase. The contingent-deferred sales charge is paid to the Distributor. Class A shares cannot be purchased under the Large Purchase Exemption if there is another Class A no-load exemption available. Accordingly, Class A shares purchased under another Class A no-load exemption are not subject to a contingent-deferred sales charge.

     Neither a contingent-deferred sales charge nor a front-end sales load will be imposed upon exchanges, at the time of the exchange, if a shareholder who has entered a Fund under the Large Purchase Exemption exchanges shares between funds of the Company or Pacific Horizon Funds, Inc. However, shares acquired in the exchange will remain subject to the contingent-deferred sales charge discussed above and will retain their original cost and purchase date for purposes of calculating the contingent-deferred sales charge.

     The contingent-deferred sales charge is calculated as a percentage of the lesser of the current market value or the cost of the shares being redeemed. This means that this charge will not be imposed upon increases in net asset value above the initial purchase price or upon reinvested dividends. In determining whether a contingent-deferred sales charge is applicable to a redemption of such shares, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of your holdings of shares above the total amount of payments for the purchase of shares during the preceding 2 years; then of amounts representing the cost of shares held beyond the applicable contingent-deferred sales charge period; and finally, of amounts representing the cost of the shares held for the longest period of time.

     Despite the fact that no front-end sales load will be paid on Class A shares purchased under the Large Purchase Exemption, the Distributor will compensate brokers whose customers purchase such shares at the following rates:
1.00% of the amount under $3 million, .50% of the next $47 million and 0.25% thereafter.

     The preceding paragraphs are inserted immediately below the table entitled "Shareholder Transaction Expenses" under the heading "Expense Summary" and also under the heading "Shareholder Guide -- How to Buy Shares." The contingent-deferred sales charge has not been included in calculating the expenses in the "Expense Summary" sections.

     2. The chart under the heading "Shareholder Guide -- How to Buy Shares -- How Are Shares Priced? -- Sales Load" is amended and restated in its entirety for each Fund as follows:

                                                                                      DEALER'S
                                                          AS A % OF     AS A % OF     REALLOWANCE
                                                          OFFERING      NET ASSET     AS A % OF
                                                            PRICE         VALUE       OFFERING
                AMOUNT OF TRANSACTION                     PER SHARE     PER SHARE      PRICE*
------------------------------------------------------    ---------     ---------     ---------
Less Than $100,000....................................       4.50          4.71          4.00
$100,000 but less than $250,000.......................       3.75          3.90          3.35
$250,000 but less than $500,000.......................       2.50          2.56          2.20
$500,000 but less than $750,000.......................       2.00          2.04          1.75
$750,000 but less than $1,000,000.....................       1.00          1.01          0.90
$1,000,000 or more....................................       0.00**        0.00**        0.00**

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 * Dealer's reallowance may be changed periodically.

** See 1 above for a description of the contingent-deferred sales charge.
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     From time to time, the Funds' Distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.

     3. The contingent-deferred sales charge on Class A shares purchased under the Large Purchase Exemption will be waived under the same circumstances specified for Class B shares under the heading "Shareholder Guide -- How to Buy Shares -- How Are Shares Priced? -- When No Contingent-Deferred Sales Charge Is Applied."

     4. The following exemption is added with respect to each Fund to the list of types of transactions exempt from the Class A share front-end sales load appearing below the heading "Shareholder Guide -- How to Buy Shares -- How Are Shares Priced? -- When No Sales Load is Applied":

       - any purchase of shares of the Fund, provided that (i) you are investing proceeds from a redemption of shares from another open-end investment company on which you paid a front-end sales load; (ii) such redemption occurred within 30 days prior to the purchase order; and (iii) such other open-end investment company is not distributed and advised by Concord Financial Group, Inc., and Bank of America, respectively, or their affiliates.

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